Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Chris McKie	Cynthia Hiponia
Gigamon	Investor Relations
1-408-831-4440	+1 (408) 831-4100
chris.mckie@gigamon.com	IR@gigamon.com

Gigamon Reports First Quarter 2015 Financial Results
- First quarter revenue growth of 48% year-over-year
-Strong results driven by security related deployments

Santa Clara, Calif., April 23, 2015 - Gigamon® Inc. (NYSE:GIMO), the leader in traffic visibility solutions with the innovative Unified Visibility Fabric™, today released financial results for the first quarter ended March 28, 2015.
First Quarter 2015 Financial Highlights:

•	Revenue of $46.9 million, up 48% year-over-year.

•	GAAP gross margin was 76% compared to 73% in the first quarter of fiscal 2014.

•	Non-GAAP gross margin was 77%, compared to 75% in the first quarter of fiscal 2014.

•	GAAP net loss was $0.7 million, or $0.02 per basic and diluted share, compared to GAAP net loss of $8.2 million, or $0.26 per basic and diluted share, in the first quarter of fiscal 2014.

•	Non-GAAP net income was $4.6 million, or $0.13 per diluted share, compared to non-GAAP net loss of $2.2 million, or $0.07 per diluted share, in the first quarter of fiscal 2014.

•	Increased cash and investments to $166.6 million and generated $15.8 million in cash from operations.
“Our solid performance in the first quarter demonstrates the health and strength of the Traffic Visibility market,” said Paul Hooper, chief executive officer of Gigamon. “With network professionals continuing to turn to our solutions and technology to deliver visibility across networks of all scale and complexity, and an increasing volume of security teams also realizing that visibility is mission-critical, our industry leading products have positioned us to capture market share and expand our reach within new and existing customers.”
Recent Business Highlights:

•	Unveiled our Software Defined Visibility framework to enable the automation of detection, reaction and response to threats and network changes.

•	Expanded a set of GigaVUE-OS capabilities that enhance our Visibility Fabric in addition to a new traffic aggregation node, the GigaVUE-TA40 - a 40Gb edge node.

•	Partnered with Empirix to extend analytical capabilities of the Empirix IntelliSight management platform, and with Argyle Data to deliver fraud detection and revenue protection for Service Providers.

•	Added the GigaVUE™ family of products to the Department of Defense Unified Capabilities Approved Product List (UCAPL).

•	Awarded a 5-Star rating in The Channel Company's CRN 2015 Partner Program Guide.

•	Appointed Andy Zollo as Vice President of Europe, Middle East and Africa.

Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on April 23, 2015. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 395-3227, using conference code 2502081. International parties can access the call by dialing +1 (719) 457-2689, using conference code 2502081.
The webcast will be accessible on Gigamon's investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, April 30, 2015. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 2502081. International parties should call +1 (719) 457-0820 and enter conference code 2502081.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace, our growth rates, demand for our product portfolio and goals for our Unified Visibility Fabric™. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 27, 2014. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Gigamon’s technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high-density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. Gigamon has been designing and building traffic visibility products since 2004 and its solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. Learn more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 28, 2015	March 29, 2014
Revenue:
Product	$32,152	$20,080
Service	14,701	11,680
Total revenue	46,853	31,760
Cost of revenue:
Product	9,445	7,005
Service	1,777	1,580
Total cost of revenue	11,222	8,585
Gross profit	35,631	23,175
Operating expenses:
Research and development	11,496	10,938
Sales and marketing	18,832	18,170
General and administrative	6,019	6,005
Total operating expenses	36,347	35,113
Loss from operations	(716)	(11,938)
Other income (expense):
Interest income	119	61
Other expense, net	(10)	(41)
Loss before income tax (provision) benefit	(607)	(11,918)
Income tax (provision) benefit	(88)	3,700
Net loss attributable to common stockholders	$(695)	$(8,218)
Net loss per share attributable to common stockholders:
Basic	$(0.02)	$(0.26)
Diluted	$(0.02)	$(0.26)
Weighted average shares used in computing net loss per share attributable to common stockholders:
Basic	32,994	31,734
Diluted	32,994	31,734

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	March 28,	December 27,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$77,919	$38,941
Short-term investments	88,674	110,465
Accounts receivable	25,404	28,686
Inventories, net	4,626	6,551
Deferred tax assets	146	150
Prepaid expenses and other current assets	6,768	5,316
Total current assets	203,537	190,109
Property and equipment, net	7,105	7,387
Deferred tax assets, non-current	51	64
Other assets, non-current	436	426
Total assets	$211,129	$197,986
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,245	$2,391
Accrued liabilities	17,451	22,838
Deferred revenue	52,501	42,183
Total current liabilities	71,197	67,412
Deferred revenue, non-current	13,527	13,322
Deferred tax liability, non-current	146	150
Other liabilities, non-current	1,566	1,667
Total liabilities	86,436	82,551

Stockholders’ Equity:
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid in capital	187,558	177,714
Accumulated other comprehensive income (loss)	15	(94)
Accumulated deficit	(50,414)	(49,719)
Total stockholders’ equity	124,693	115,435
Total liabilities and stockholders’ equity	$211,129	$197,986

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended
	March 28,	March 29,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(695)	$(8,218)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,515	983
Stock-based compensation expense	7,343	7,858
Deferred income taxes	13	(3,719)
Inventory write-down	493	1,810
Changes in operating assets and liabilities:
Accounts receivable	3,282	8,206
Inventories	1,155	(247)
Prepaid expenses and other assets	(1,463)	(783)
Accounts payable	(1,147)	47
Accrued liabilities and other liabilities	(5,247)	(6,179)
Deferred revenue	10,523	2,042
Net cash provided by operating activities	15,772	1,800
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	—	(34,430)
Proceeds from sale of short-term investments	—	1,000
Proceeds from maturities of short-term investments	21,653	5,075
Purchase of property and equipment	(1,037)	(2,269)
Net cash provided by (used in) investing activities	20,616	(30,624)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	2,607	3,863
Proceeds from exercise of stock options	1,245	2,881
Costs paid for initial public offering, net	—	(8)
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,262)	(1,632)
Distribution of income to Gigamon LLC members	—	(476)
Net cash provided by financing activities	2,590	4,628
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	38,978	(24,196)
CASH AND CASH EQUIVALENTS — Beginning of period	38,941	79,908
CASH AND CASH EQUIVALENTS — End of period	$77,919	$55,712

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended
	March 28,	March 29,
	2015	2014
Total Revenue	$46,853	$31,760
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	35,631	23,175
Stock-based compensation expense	549	448
Stock-based compensation related payroll taxes	23	58
Non-GAAP gross profit	$36,203	$23,681
GAAP gross margin	76%	73%
Non-GAAP gross margin	77%	75%
Reconciliation of GAAP Operating Loss and GAAP Operating Margin to Non-GAAP Operating Income (loss) and Non-GAAP Operating Margin:
GAAP operating loss	$(716)	$(11,938)
Stock-based compensation expense	7,343	7,858
Stock-based compensation related payroll taxes	312	777
Non-GAAP operating income (loss)	$6,939	$(3,303)
GAAP operating margin	(2)%	(38)%
Non-GAAP operating margin	15%	(10)%
Reconciliation of GAAP Net Loss Attributable to Common Stockholders to Non-GAAP Net Income (Loss):
GAAP net loss attributable to common stock holders	$(695)	$(8,218)
Stock-based compensation expense	7,343	7,858
Stock-based compensation related payroll taxes	312	777
Income tax effect of Non-GAAP adjustments	(2,396)	(2,649)
Non-GAAP net income (loss)	$4,564	$(2,232)

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 28,	March 29,
	2015	2014
Reconciliation of GAAP Diluted Net Loss per Share to Non-GAAP Diluted Net Income (Loss) per Share:
GAAP diluted net loss per share	$(0.02)	$(0.26)
Stock-based compensation expense	0.22	0.25
Stock-based compensation related payroll taxes	0.01	0.02
Income tax effect of non-GAAP adjustments	(0.07)	(0.08)
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	—
Non-GAAP diluted net income (loss) per share	$0.13	$(0.07)
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	32,994	31,734
Dilutive impact due to stock-based compensation	1,670	—
Non-GAAP diluted weighted-average number of shares	34,664	31,734

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three Months Ended March 28, 2015 and March 29, 2014
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended
	March 28, 2015			March 29, 2014
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$32,152	$—	$32,152	$20,080	$—	$20,080
Service	14,701	—	$14,701	11,680	—	$11,680
Total revenue	46,853	—	46,853	31,760	—	31,760
Cost of revenue:
Product (1)	9,445	(380)	9,065	7,005	(254)	6,751
Service (1)	1,777	(192)	1,585	1,580	(252)	1,328
Total cost of revenue	11,222	(572)	10,650	8,585	(506)	8,079
Gross profit	35,631	572	36,203	23,175	506	23,681
Product Gross Margin	71%		72%	65%		66%
Service Gross Margin	88%		89%	86%		89%
Total Gross Margin	76%		77%	73%		75%
Operating expenses:
Research and development (1)	11,496	(2,247)	9,249	10,938	(2,997)	7,941
Sales and marketing (1)	18,832	(2,540)	16,292	18,170	(3,004)	15,166
General and administrative (1)	6,019	(2,296)	3,723	6,005	(2,128)	3,877
Total operating expenses	36,347	(7,083)	29,264	35,113	(8,129)	26,984
(Loss) income from operations	(716)	7,655	6,939	(11,938)	8,635	(3,303)
Other income (expense):
Interest income	119	—	119	61	—	61
Other expense, net	(10)	—	(10)	(41)	—	(41)
(Loss) income before income taxes	(607)	7,655	7,048	(11,918)	8,635	(3,283)
Income tax (expense) benefit (2)	(88)	(2,396)	(2,484)	3,700	(2,649)	1,051
Net (loss) income to common stock holders	$(695)	$5,259	$4,564	$(8,218)	$5,986	$(2,232)
Net (loss) income per share attributable to common stockholders:
Basic	$(0.02)	$0.16	$0.14	$(0.26)	$0.19	$(0.07)
Diluted	$(0.02)	$0.15	$0.13	$(0.26)	$0.19	$(0.07)
Weighted-average number of shares used in per share amounts:
Basic	32,994	—	32,994	31,734	—	31,734
Diluted	32,994	1,670	34,664	31,734	—	31,734
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in three months ended March 28, 2015 and March 29, 2014.

2.	Includes income tax effect of non-GAAP adjustments in the three months ended March 28, 2015 and March 29, 2014.